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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 26, 1998


                            BECKMAN INSTRUMENTS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other Jurisdiction of Incorporation)


         001-10109                                         95-104-0600
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


2500 Harbor Boulevard, Fullerton, CA                                  92834-3100
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (714) 871-4848
                         -------------------------------
                         (Registrant's Telephone Number)


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Item 5.  Other Events
         ------------

         On February 26, 1998, Beckman Instruments, Inc. (the "Company") issued a press release pursuant to Securities and Exchange Commission (SEC) Rule 135c(d) announcing that it had priced its private placement of $400 million of Senior Notes which were offered pursuant to Rule 144A and other registration exemptions under the Securities Act of 1933, as amended.

Item 7.  Exhibits
         --------

    99.  Press Release, Beckman Restructures Acquisition Debt, February 26, 1998


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BECKMAN INSTRUMENTS, INC.


                                         By  /s/ D.K. WILSON
                                             -------------------------------
Dated:  February 27, 1998                    Dennis K. Wilson
                                             Vice President, Finance and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

                                    FORM 8-K

Exhibit
Number
-------
  99.      Press Release, Beckman Restructures Acquisition Debt,
           February 26, 1998